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                                                                   EXHIBIT 10.13

                            PATENT SECURITY AGREEMENT

                  This PATENT SECURITY AGREEMENT (this "Assignment"), made as of the 27th day of July, 1999, by THOMASTON MILLS, INC., a Georgia corporation, having its chief executive office at 115 East Main Street, Thomaston, Georgia 30286 (the "Assignor") in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, with an office at Northpark Town Center, Building 400, 1000 Abernathy Road, Suite 1450, Atlanta, Georgia 30328, as Agent (the "Agent", and sometimes herein the "Assignee") for the Co-Agents (as defined below) and the Lenders (as defined below) party to the Loan Agreement (as defined below).

                  PRELIMINARY STATEMENTS.

                  (1) The Assignor, the lenders party thereto from time to time (the "Lenders"), the co-agents party thereto from time to time (the "Co-Agents") and the Agent are parties to that certain Loan and Security Agreement of even date herewith (as hereafter amended, restated or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to extend credit to the Assignor from time to time and the Assignor has granted a security interest in all of its assets to the Agent for the benefit of the Agent, the Lenders and the Co-Agents (collectively, the "Lender Group"); and

                  (2) The Lender Group has required that the Assignor execute and deliver this Assignment in order to secure the prompt and complete payment, observance and performance of the Obligations (as defined in the Loan Agreement) and as a condition precedent to any extension of credit under the Loan Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby agrees as follows:

                  1. Incorporation of Loan Agreement. The Loan Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. Terms used herein which are defined in the Loan Agreement shall have the respective meanings set forth in the Loan Agreement unless otherwise defined herein.

                  2. Assignment and Grant of Security. To secure the complete and timely payment of all the Obligations of the Assignor, now or hereafter existing from time to time, the Assignor hereby pledges and collaterally assigns to the Assignee, for the benefit of the Lender Group, and hereby grants to the Assignee, for its own benefit and for the benefit of the Lender Group, a security interest in the Assignor's entire right, title and interest in and to all of the Assignor's patents and patent applications (collectively, the "Patents"), including, without limitation, each patent and patent application listed on Schedule A attached hereto, and all future

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Patents of the Assignor, including all proceeds thereof, the right (but not the obligation) to sue for past, present and future infringements in the name of the Assignor or in the name of the Assignee, all rights (but not obligations) corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (it being understood and agreed that the Patents assigned hereby shall include, without limitation, rights and interests pursuant to licensing or other contracts in favor of the Assignor pertaining to the Patents, but in the case of third parties which are not Affiliates of the Assignor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties).

                  3. Representations and Warranties. The Assignor covenants and warrants as follows:

                           (a) A true and complete list of all Patents in existence as of the date hereof is set forth in Schedule A hereto.

                           (b) The Patents are subsisting and have not been adjudged invalid or unenforceable and the Assignor is not aware of any claim by any third party that the Patents are invalid or unenforceable.

                           (c) To the best of the Assignor's knowledge, each of the Patents is valid and enforceable.

                           (d) No claim has been made that the practice of any of the Patents does or may violate the rights of any third person.

                           (e) The Assignor is the legal and beneficial owner of the Patents free and clear of any Lien, security interest, charge or encumbrance, including, without limitation, pledges, assignments, licenses, shop rights and covenants by the Assignor not to sue third persons, except for the security interest and assignment created by this Assignment, and the license agreements set forth on Schedule B attached hereto (the "Existing License Agreements"). No effective financing statement or other instrument similar in effect covering all or any part of the Patents is on file in any recording office, except such as may have been filed in favor of the Assignee relating to this Assignment or for which duly executed termination statements have been recorded or delivered to the Assignee.

                           (f) This Assignment shall create in favor of the Assignee a valid and perfected security interest in the Patents upon making the filings referred to in clause (g) below, free and clear of all Liens.

                           (g) Except for the filing of financing statements in THomaston County, Georgia under the Code and filings with the United States Patent and Trademark Office,

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         no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by the Assignor or (ii) for the perfection of or the exercise by the Assignee of its rights and remedies hereunder to the Patents in the United States of America.

                           (h) The chief executive office of the Assignor is located at the address set forth above for the Assignor.

                           (i) None of the Assignor's Affiliates or Subsidiaries has any right, title or interest in any of the Patents.

                  4. New Patents and Applications. If, at any time during the term of the Loan Agreement, the Assignor shall become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Assignment shall automatically apply thereto. With respect to all of the foregoing rights or benefits, the Assignor shall give to the Assignee prompt notice thereof in writing.

                  5. Assignor's Covenants. On a continuing basis, the Assignor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments, including, without limitation, appropriate financing and continuation statements and security agreements, and take all such action as may reasonably be deemed necessary or advisable by the Assignee to carry out the intent and purposes of this Assignment, or for assuring and confirming to the Assignee the grant or perfection of a security interest in all of the Patents. Without limiting the generality of the foregoing sentence, the Assignor (i) shall not enter into any agreement which would materially impair or conflict with the Assignor's obligations hereunder without the Assignee's prior written consent (which consent shall not be unreasonably withheld); (ii) upon the written request of the Assignee, shall use reasonable efforts to obtain any necessary consents of third parties to the grant or perfection of a security interest to the Assignee with respect to the Patents; (iii) shall, from time to time, upon the Assignee's reasonable request, cause its books and records to be marked with such legends or segregated in such manner as the Assignee may reasonably specify, and take or cause to be taken such other action and adopt such procedures as the Assignee may reasonably specify to give notice of or to perfect the security interest in the Patents intended to be created hereby; (iv) shall at all times keep at least one complete set of its records concerning the Patents at its chief executive office or principal place of business as set forth above and shall not change the location of its chief executive office or such records without giving the Assignee at least thirty (30) days' prior written notice thereof; (v) shall promptly, following its becoming aware thereof, notify the Assignee of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office or any United States or foreign court regarding the

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Assignee's claim of ownership in any of the Patents; (vi) shall not permit the inclusion in any contract to which it becomes a party of any provisions which would impair or prevent the creation of a security interest in the Assignor's rights and interest acquired under such contracts in any property included within the definition of the Patents; (vii) shall properly maintain and care for the Patents; (viii) shall not grant any security interest in any of the Patents except in the name of the Assignee; (ix) except as permitted under the Loan Agreement and herein, shall not sell or contract for sale or otherwise dispose of any Patent; (x) except with the consent of the Assignee, shall not license any Patent other than pursuant to the Existing License Agreements; (xi) upon any officer of the Assignor obtaining knowledge thereof, shall promptly notify the Assignee of any event which materially adversely affects the value of any Patent, the ability of the Assignor or the Assignee to dispose of any of the Patents or the rights and remedies of the Assignee in relation thereto including, without limitation, the levy of any legal process against any of the Patents; (xii) shall diligently keep reasonable records respecting the Patents;
(xiii) shall promptly notify the Assignee of any suspected infringement of any of the Patents by any third party and of all steps, including the commencement and course of litigation, taken to remedy such infringement; (xiv) shall apply proper statutory patent notice to all products covered by the Patents, and (xv) shall not terminate any Existing License Agreement or amend, modify or waive any provision of any Existing License Agreement in any manner that could reasonably be deemed to be materially adverse to the interests of the Assignee, without the prior written consent of the Assignee.

                  6. Amounts Payable in Respect of the Patents. Except as otherwise provided in this Section 6 or in the Loan Agreement, the Assignor shall continue to collect, at its own expense, all amounts due or to become due to the Assignor in respect of the Patents. Upon the occurrence and during the continuance of an Event of Default, the Assignee is hereby given full power and authority, without notice or demand, (i) to notify any and all obligors with respect to any Patent which the Assignor, except for the execution hereof, could ask for, and (ii) to demand, take, collect, sue for and receive for its own use all amounts due or to become due the Assignor in respect of the Patents, and in connection therewith to enforce all rights and remedies with respect to any Patent which the Assignor could enforce if this Assignment had not been made; and Assignor hereby ratifies any action which the Assignee shall lawfully take to enforce the Assignee's rights hereunder. Whether or not the Assignee shall have so notified any obligors, the Assignor shall at its expense render all reasonable assistance to the Assignee in enforcing claims against such obligors.

                  7. Power of Attorney. The Assignor hereby authorizes and empowers the Assignee, upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of the Assignee as the Assignor's true and lawful attorney-in-fact, with power (i) to endorse the Assignor's name on all applications, documents, papers and instruments necessary or desirable for the Assignee in the use or maintenance of the Patents, (ii) to take any other actions with respect to the Patents including, without limitation, commencement or continuation of any litigation or administrative proceeding, as the Assignee


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deems in the best interests of the Lender Group, (iii) to grant or issue licenses to the Patents to anyone on terms which the Assignee in its reasonable judgment deems commercially reasonable, or (iv) to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone on terms which the Assignee in its reasonable judgment deems commercially reasonable.

                  8.  Patent Applications; Maintenance and Litigation.

                           (a) The Assignor shall have the duty to preserve and maintain all Patents as to which a security interest has been granted pursuant to this Assignment. Any expenses incurred in connection with such an application, or in protecting, maintaining or preserving the Patents, shall be borne by the Assignor.

                           (b) Notwithstanding anything to the contrary in
         Section 2 hereof, the Assignor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, or other damage or reexamination or reissue proceedings as are reasonable to protect any of the Patents. However, no such suit, proceeding or other action shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of, or liability for, infringement without the prior written consent of the Assignee, which consent shall not be unreasonably withheld. The Assignee shall provide all reasonable and necessary cooperation in connection with any such suit, proceeding or action, including, without limitation, joining as a necessary party.

                           (c) The Assignor hereby agrees to indemnify and hold harmless the Assignee for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees) of any kind whatsoever which may be imposed on, incurred by or asserted against the Assignee in connection with or in any way rising out of any such suits, proceedings or other actions, or any other suits, proceedings or other actions relating to any or all of the Patents (including, without limitation, whether brought by the Assignor or any other Person, suits, proceedings or other actions in which an allegation of liability, strict or otherwise, is or may be made by any Person who alleges or may allege having suffered damages as a consequence of alleged improper, imprudent, reckless, negligent, willful, faulty, defective or substandard design, testing, specification, manufacturing supervision, manufacturing defect, manufacturing deficiency, publicity or advertisement or improper use, howsoever arising or by whomsoever caused, of any inventions disclosed and claimed in the Patents or any of them); unless with respect to any of the above, the Assignee is judicially determined to have acted or failed to act with gross negligence or wilful misconduct. The indemnification in this paragraph shall survive the termination of this Agreement.



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                  9. Amendments, Etc. No amendment or waiver of any provision of this Assignment nor consent to any departure by the Assignor herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, except as provided in Section 4 hereof, in which case the writing need only be signed by the Assignee.

                  10. Addresses for Notices. All notices and other communications to any party provided for hereunder shall be in writing (including telecommunications) and mailed, transmitted or delivered to such party, addressed to it at the address first stated herein for such party, or as to either party at such other address as shall be designated by such party in a written notice delivered to the other party in accordance with the terms of this Section. All such notices and other communications shall be effective as provided in Article 12 of the Loan Agreement.

                  11. Continuing Assignment; Transfers by Lenders. This Assignment shall create a continuing security interest and collateral assignment of the Patents and shall (i) remain in full force and effect until payment in full of the Obligations and the termination of the Loan Agreement, (ii) be binding upon the Assignor, its successors and assigns and (iii) inure to the benefit of the Assignee, the Co-Agents, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer any Obligations held by it, and such other benefits in respect thereof granted to the Assignee herein or otherwise, to any other person or entity, subject, however, to the provisions of Article 15 of the Loan Agreement. Upon the payment in full of the Obligations and the termination of the Loan Agreement, the assignment hereunder shall terminate and all rights to the Patents shall revert to the Assignor, subject to any disposition thereof which may have been made by the Assignee pursuant hereto or pursuant to the Loan Agreement. Upon any such termination, the Assignee shall, at the Assignor's expense, execute and deliver to the Assignor such documents as the Assignor shall reasonably request to evidence such termination.

                  12. Cumulative Remedies; Power of Attorney; Effect on Loan Agreement. All of the Assignee's rights and remedies with respect to the Patents, whether established hereby, by the Loan Agreement or by any other Loan Document, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby acknowledges and agrees that this Assignment is not intended to limit or restrict in any way the rights and remedies of the Assignee, the Co-Agents or the Lenders under the Loan Agreement, but rather is intended to facilitate the exercise of such rights and remedies. The Agent shall have, upon the occurrence and during the continuation of an Event of Default, in addition to all other rights and remedies given it by this Assignment and the Loan Agreement, those rights and remedies allowed by law and the rights and remedies of a secured party on default under the UCC as enacted in the State of Georgia at that time.


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                  13. Counterparts. This Assignment may be executed in any
number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                  14. Severability. Any provision of this Assignment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  15. Governing Law. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Assignment to be executed by their respective officers thereunder duly authorized, as of the date first above written.


                                 THOMASTON MILLS, INC.


                                 By: /s/
                                    ----------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------



Agreed and Accepted as
of this ____day of July, 1999.


FOOTHILL CAPITAL CORPORATION,
as the Agent and the Assignee


By: /s/
   -------------------------------
   Name:
        --------------------------
   Title:
          ------------------------